Southwest Bancorp, Inc.

2014 Second Quarter Earnings Presentation

July 23, 2014

Forward Looking Statements

We make forward-looking statements in this presentation that are subject to risks and uncertainties. We intend these statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include:

- Statements of Southwest's goals, intentions, and expectations;
- Estimates of risks and of future costs and benefits;
- Expectations regarding our future financial performance and the financial performance of our operating segments;
- Expectations regarding regulatory actions;
- Expectations regarding our ability to utilize tax loss benefits;
- Assessments of loan quality, probable loan losses, and the amount and timing of loan payoffs;
- Estimates of the value of assets held for sale or available for sale; and
- Statements of our ability to achieve financial and other goals.

These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters. These other matters include, among other things, the direct and indirect effects of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators. Because of these uncertainties, the actual future results may be materially different from the results indicated by these forward-looking statements. In addition, Southwest's past growth and performance do not necessarily indicate our future results. For other factors, risks, and uncertainties that could cause actual results to differ materially from estimates and projections contained in forward-looking statements, please read the "Risk Factors" contained in Southwest's reports to the Securities and Exchange Commission. We do not intend, or undertake no obligation, to update or revise any forward-looking statements contained in this presentation, whether as a result of differences in actual results, changes in assumptions, or changes in other factors affecting said statements, except as required by law.

Second Quarter 2014 Highlights

- Net income of $6.2 million, or $0.31 per diluted share
  - Pre-tax, pre-provision income of $9.5 million
  - Pre-tax, net gain on sale of branches $4.4 million

- Loan portfolio is showing signs of growth and pipeline continues to improve
  - Loans increased $59.5 million during the quarter, excluding the $27.9 million impact of the loans sold in the branch sales

- Continued stabilization of credit quality indicators
  - NPLs increased by only $0.4 million, or 2%
  - NPAs remained flat at $20.8 million
  - Potential Problem Loans decreased by $7.6 million, or 8%,
  - Negative provision for credit losses of $0.4 million
  - Loss reserve is at 2.46% of loans
  - Annualized NCOs for the quarter equal to 0.45% of average loans
  - Loan principal recoveries of $0.5 million

Nonperforming assets defined as nonaccrual loans, restructured loans, loans past due 90 days or more and still accruing, and other real estate owned.

Second Quarter 2014 Highlights (cont.)

- Continue to add new talented people to the organization
- Capital ratios remain strong and above minimum well-capitalized standards
- Announced a $0.04 per share common dividend payable in August 2014

Note: Loan and OREO information excludes covered assets.

Financial Highlights

($ in thousands except per share data)	2011 FY 12/31/11	2012 FY 12/31/12	2013 FY 12/31/13	2013 FQ2 6/30/2013	2013 FQ3 9/30/2013	2013 FQ4 12/31/2013	2014 FQ1 3/31/14	2014 FQ2 6/30/14
Balance Sheet								
Total Assets	2,377,276	2,122,255	1,981,423	2,031,962	1,972,367	1,981,423	2,012,053	1,885,158
Total Gross Loans	1,763,488	1,378,735	1,270,903	1,318,089	1,306,625	1,270,903	1,320,122	1,351,700
Total Deposits	1,921,382	1,709,578	1,584,086	1,615,961	1,583,791	1,584,086	1,605,906	1,463,855
Total Equity	301,589	246,056	259,187	249,420	252,802	259,187	264,586	271,351
Profitability (%)								
Net Income ($000)	(68,295)	16,187	17,435	4,414	3,800	6,832	3,691	6,152
ROAA	(2.54)	0.72	0.86	0.87	0.75	1.37	0.75	1.27
ROAE	(18.33)	5.71	6.90	7.00	5.99	10.59	5.68	9.19
Net Interest Margin	3.74	3.64	3.19	3.07	3.11	3.42	3.33	3.50
Efficiency Ratio	81.74	68.46	72.50	68.93	69.18	76.45	74.15	61.77
Balance Sheet Ratios / Capital (%)								
Loans/ Deposits	91.78	80.65	80.23	81.57	82.50	80.23	82.20	92.34
Tangible Common Equity/ Tang Assets(1)(3)	9.76	11.54	13.03	12.22	12.76	13.03	13.10	14.34
Tier 1 Risk Based Capital Ratio	19.51	20.28	20.28	22.48	20.22	20.28	19.98	20.13
Total Risk Based Capital Ratio	20.78	21.56	21.59	23.78	21.52	21.59	21.29	21.43
Tier 1 Leverage Ratio	14.50	15.01	14.86	16.10	14.78	14.86	15.09	15.95
Asset Quality (%)(2)								
NPLs/ Loans	1.18	3.06	1.57	2.48	2.51	1.57	1.22	1.23
NCOs/ Avg Loans	6.89	0.07	0.22	0.49	(0.02)	(0.95)	0.24	0.45
Reserves/Portfolio Loans	2.59	3.47	2.89	3.08	3.08	2.89	2.66	2.46
Reserves/ NPLs	218.03	102.06	184.50	123.87	122.65	184.50	217.13	200.77
Per Share Data								
Tangible Book Value Per Share(1)(3)	11.93	12.54	13.07	12.60	12.77	13.07	13.31	13.65
Earnings Per Share	(3.73)	0.64	0.89	0.22	0.19	0.35	0.19	0.31

(1) Intangible assets defined as goodwill for purposes of these calculations.
(2) NPLs defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due, NPAs defined as NPLs + OREO.
(3) This is a non-GAAP based financial measure. See Appendix for reconciliation to the most directly comparable GAAP based measure.

Earnings Results

Earnings Summary

($ in thousands, except per share)	Three Months Ended 6/30/14	3/31/14	6/30/13	Q2 '14 vs. Q1 '14 % Change
Net interest income	$ 16,574	$ 16,001	$ 15,134	3.6%
Provision for loan losses	(355)	(986)	(876)	(64.0%)
Noninterest income	8,246	3,025	3,491	172.6%
Noninterest expense	15,332	14,107	12,839	8.7%
Income before taxes	9,843	5,905	6,662	66.7%
Taxes on income	3,691	2,214	2,248	66.7%
Net income	6,152	3,691	4,414	66.7%
Pre-tax, pre-provision income (1)	9,488	4,919	5,786	92.9%
Diluted earnings per share	**$ 0.31**	**$ 0.19**	**$ 0.22**	

(1) This is a non-GAAP based financial measure. See Appendix for reconciliation to the most directly comparable GAAP based measure.

Loan Portfolio

$1.4 Billion Total Loans (6/30/14)

Loans by Type



Owner Occupied CRE $86 6%
Owner Occupied Healthcare CRE $257 19%
Non-Owner Occupied CRE $427 32%
Consumer/ Student Loans $28 2%
Residential Real Estate $87 7%
Construction & Development $167 12%
Commercial & Industrial $206 15%
Healthcare Commercial & Industrial $94 7%

Loans by Segment



Other $24 2%
Kansas $145 11%
Oklahoma $774 57%
Texas $408 30%

Dollars in millions.

Nonperforming Loans

6/30/2014
$16.5 million



Owner Occupied CRE $1.0 6%
Non-Owner Occupied CRE $6.6 40%
Residential Real Estate $1.2 7%
Consumer $0.1 1%
Construction & Development $0.1 1%
Commercial & Industrial $1.8 11%
Healthcare Commercial & Industrial $5.7 34%



Kansas $3.7 23%
Oklahoma $7.1 43%
Texas $5.6 34%

Loans by Type

Loans by Segment

6/30/2013
$32.6 million



Owner Occupied CRE $3.3 10%
Non-Owner Occupied CRE $11.8 36%
Residential Real Estate $0.5 1%
Consumer $0.1 0%
Construction & Development $6.1 19%
Commercial & Industrial $1.2 4%
Healthcare Commercial & Industrial $9.6 30%



Kansas $4.6 14%
Oklahoma $1.7 5%
Texas $26.3 81%

Dollars in millions.
Nonperforming loans include non-accruals and 90 days past due loans.

Nonperforming Loans

$16.5 million (6/30/14)

Loans by Physical Location


Other
$0.8
5%
Kansas
$3.1
19%
Arizona
$5.4
33%
Texas
$0.3
1%
Oklahoma
$6.9
42%

Dollars in millions.
Nonperforming loans include non-accruals and 90 days past due loans.

Other Real Estate Owned



$21,088
$18,825
$14,958
$11,665
$1,811
$1,693
$2,654
$4,654
$4,285
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14

Dollars in thousands.

Nonperforming Loans



$26,786
$32,045
$41,989
$35,229
$32,577
$32,680
$19,872
$16,085
$16,478
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14

Nonperforming Loans defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due.
Dollars in thousands.

Nonperforming Assets



$21,088
$26,786
$18,825
$32,045
$14,958
$41,989
$11,665
$35,229
$1,811
$32,577
$1,693
$32,680
$2,654
$19,872
$4,654
$16,085
$4,285
$16,478
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/2013
3/31/2014
6/30/2014
Total Nonperforming Loans
Other Real Estate

Nonperforming Loans defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due.
Dollars in thousands.

Loan Loss Reserve to NPL+PPL



31.48%
36.33%
33.49%
33.26%
31.03%
30.87%
30.65%
32.38%
32.87%
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14

PPL is defined as potential problem loans
Nonperforming Loans defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due

Improved Risk Profile…



($000s)
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
6%
5%
4%
3%
2%
1%
0%
2009
2010
2011
2012
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
NPAs
Potential Problem Loans
NPAs/Assets

Nonperforming assets defined as nonaccrual loans, loans past due 90 days or more and still accruing, and other real estate owned.

Strong Core Deposit Franchise

$1.4 billion Total Deposits (6/3014)

Deposits by Type



Non-interest Bearing Demand $427 29%
Interest Bearing Demand $125 9%
Money market Accounts $430 29%
Savings Accounts $31 2%
Time Deposits $100,000 or More $209 14%
Other Time Deposits $241 17%

Cost of Deposits



0.73%
0.67%
0.62%
0.53%
0.47%
0.45%
0.40%
0.36%
0.34%
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14

Dollars in millions.

Cost of Funds Continue to Decline



($000s)
$25,000
$20,000
$15,000
$10,000
$5,000
$-
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.82%
3.71%
3.59%
3.41%
3.16%
3.07%
3.11%
3.42%
3.33%
3.50%
0.79%
0.73%
0.67%
0.62%
0.53%
0.47%
0.45%
0.40%
0.36%
0.34%
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2'14
Net Interest
Cost of Deposits
Net Interest Margin

Noninterest Income



$3,601
$3,950
$4,871
$3,537
$3,491
$3,547
$3,068
$3,025
$8,246
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
Service Charges and Fees
Gain on Sales of Loans
Gain on Investment Securities
Other

Dollars in thousands.

Noninterest Expense


$20,000
$15,000
$10,000
$5,000
$0
-$5,000
$16,769
$14,591
$17,653
$14,388
$12,839
$13,019
$15,065
$14,107
$15,332
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/3/14
6/30/14
Total Noninterest Expense
Salaries and Employee Benefits
Occupancy
FDIC and Other Insurance
Other Real Estate, net
General and Administrative

Dollars in thousands.

Strong Regulatory Capital Position

Tier 1 Leverage Ratio



25%
20%
15%
10%
5%
0%
14.5%
15.0%
16.1%
14.8%
14.9%
15.1%
16.0%
*
2011
2012
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14

Tier 1 Risk-Based Capital Ratio



25%
20%
15%
10%
5%
0%
19.5%
20.3%
22.5%
20.2%
20.3%
20.0%
20.1%
*
2011
2012
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14

Tier 1 Common Ratio



25%
20%
15%
10%
5%
0%
11.7%
15.2%
17.0%
17.2%
17.2%
17.0%
17.2%
*
2011
2012
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14

Total Risk-Based Capital Ratio



25%
20%
15%
10%
5%
0%
20.8%
21.6%
23.8%
21.5%
21.6%
21.3%
21.4%
*
2011
2012
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14

*Well-capitalized minimum.

2014 Priorities:

- Continue to improve credit quality and balance sheet strength
- Maintain high credit standards while focusing on accelerated loan growth
- Expand the Energy and C&I business in our markets
- Identify and acquire bankers that will enhance our presence and profitability in select business segments and markets
- Improve internal operating efficiency while providing superior customer service
- Strengthen and invest in business lines that produce non-interest income and scale them across our geographic footprint
- Pursue strategic acquisitions in our existing footprint
- Drive a culture that produces consistent, conservative, and sustainable earnings

ADDITIONAL FINANCIAL INFORMATION

Net Income


$4.1
$5.9
$1.0
$2.4
$4.4
$3.8
$6.8
$3.7
$6.2
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14

Dollars in millions.

Net Interest Margin



3.71%
3.59%
3.41%
3.16%
3.07%
3.11%
3.42%
3.33%
3.50%
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/2013
3/31/2014
6/30/2014

Total Loans by Segment


$1,553.4
$189.3
$24.0
$588.4
$751.8
$1,492.1
$192.2
$34.7
$560.2
$704.9
$1,378.7
$174.5
$31.7
$520.5
$652.1
$1,327.2
$195.4
$7.3
$495.8
$628.7
$1,318.1
$210.2
$7.2
$444.3
$656.4
$1,306.6
$206.8
$3.6
$414.4
$681.7
$1,270.9
$199.0
$23.2
$366.7
$682.0
$1,320.1
$170.7
$22.7
$372.0
$754.7
$1,351.7
$145.2
$24.4
$408.4
$773.7
6/30/12
9/30/12
12/31/12
3/31/13
6/30/2013
9/30/2013
12/31/2013
3/31/2014
6/30/14
Oklahoma
Texas
Kansas
Mortgage Banking

Dollars in millions.

Potential Problem Loans by Segment



$111.1
$3.7
$59.4
$48.0
$86.8
$3.8
$43.3
$39.6
$94.4
$5.1
$58.4
$30.9
$89.6
$5.4
$52.0
$32.2
$94.1
$3.9
$58.7
$31.5
$95.1
$4.2
$59.6
$31.3
$98.0
$4.0
$65.1
$29.0
$90.2
$2.6
$58.4
$29.2
$84.1
$3.2
$57.0
$23.9
6/30/12
9/30/12
12/31/12
3/31/13
6/30/2013
9/30/2013
12/31/2013
3/31/2014
6/30/2014
Oklahoma
Texas
Kansas

Dollars in millions.

Provision for Loan Loss



$3.09
$0.50
$0.03
$(1.73)
$(0.88)
$(0.33)
$(0.99)
$(0.36)
$(6.50)
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14

Dollars in millions.

Loan Loss Reserve to Total Portfolio Loans


2.87%
3.00%
3.47%
3.25%
3.08%
3.08%
2.89%
2.66%
2.46%
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14

Loan Loss Reserve to Nonperforming Loans



163.31%
145.79%
102.06%
121.64%
123.87%
122.65%
184.50%
217.13%
200.77%
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14

APPENDIX

The subsequent tables present non-GAAP reconciliations of the following calculations:

- Tangible Common Equity (TCE) to Tangible Assets (TA) ratio
- Tangible Book Value per Share
- Pre-tax, Pre-provision Income

TCA to TA and Tangible Book Value Per Share

	2011 FY 12/31/11	2012 FY 12/31/12	2013 FY 12/31/13	2013 FQ2 6/30/13	2013 FQ3 9/30/13	2013 FQ4 12/31/13	2014 FQ1 3/31/14	2014 FQ2 6/30/14
Total Equity	$ 301,589	$ 246,056	$ 259,187	$ 249,420	$ 252,802	$ 259,187	$ 264,586	$ 271,351
Less Preferred Stock	68,455	-	-	-	-	-	-	-
Less Goodwill	1,214	1,214	1,214	1,214	1,214	1,214	1,214	1,214
TCE	$ 231,920	$ 244,842	$ 257,973	$ 248,206	$ 251,588	$ 257,973	$ 263,372	$ 270,137
Total Assets	$ 2,377,276	$ 2,122,255	$ 1,981,423	$ 2,031,962	$ 1,972,367	$ 1,981,423	$ 2,012,053	$ 1,885,158
Less Goodwill	1,214	1,214	1,214	1,214	1,214	1,214	1,214	1,214
TA	$ 2,376,062	$ 2,121,041	$ 1,980,209	$ 2,030,748	$ 1,971,153	$ 1,980,209	$ 2,010,839	$ 1,883,944
Common Equity to Assets	9.81%	11.59%	13.08%	12.27%	12.82%	13.08%	13.15%	14.39%
TCE to TA	**9.76%**	**11.54%**	**13.03%**	**12.22%**	**12.76%**	**13.03%**	**13.10%**	**14.34%**
Shares outstanding	19,444,213	19,529,721	19,732,926	19,692,606	19,703,313	19,732,926	19,786,206	19,793,123
Book Value per Common Share	$11.99	$12.60	$13.13	$12.67	$12.83	$13.13	$13.37	$13.71
Tangible BV per Share	**$11.93**	**$12.54**	**$13.07**	**$12.60**	**$12.77**	**$13.07**	**$13.31**	**$13.65**

Pre-tax, Pre-provision Income

	6/30/14	3/31/14	12/31/2013
Net Income	$ 6,152	$ 3,691	$ 6,832
Taxes on income	3,691	2,214	4,310
Provision for loan losses	(355)	(986)	(6,502)
Pre-tax, Pre-provision Income	**$ 9,488**	**$ 4,919**	**$ 4,640**

Dollars in thousands, except per share amounts.

Southwest Bancorp, Inc.

2014 Second Quarter Earnings Presentation

July 23, 2014